Exhibit 99.1

Novelion Therapeutics Appoints Mark Corrigan, MD as
Executive Chair of the Board of Directors
Chief Operating Officer Jeff Hackman Appointed as Interim Chief Executive Officer (CEO)
Vancouver, British Columbia, July 3, 2018 - Novelion Therapeutics Inc. (NASDAQ:NVLN), today announced that Mark Corrigan, M.D. has been appointed as Executive Chair of the Board of Directors. As Executive Chair, Dr. Corrigan will serve in a supervisory role to the Company’s management team and will continue to perform the traditional duties of Board Chair.

In connection with Dr. Corrigan’s appointment, the Office of the CEO, which was comprised of Dr. Corrigan, Chief Operating Officer Jeff Hackman and former Chair Jason Aryeh, will be disbanded. As interim CEO, Mr. Hackman will lead the company’s operations, reporting into the Board.

"With two on-market rare disease therapies and an exciting metreleptin development plan anticipated to kick off this year, I believe Novelion has considerable future potential,” said Dr. Corrigan. "Much planning has been done to set Novelion on a growth trajectory, and I am pleased to have the opportunity to lead this capable management team and Board as we provide these needed therapies to our patients. On behalf of the Company, I would like to thank Jason for his many contributions and leadership role in establishing Novelion."

About Novelion Therapeutics

Novelion Therapeutics is a biopharmaceutical company dedicated to developing new standards of care for individuals living with rare diseases. Novelion has a rare disease product portfolio through its subsidiary, Aegerion Pharmaceuticals, Inc. The Company seeks to advance its portfolio of rare disease therapies by investing in science and clinical development.

Forward-Looking Statements

Certain statements in this press release constitute "forward-looking statements" of Novelion within the meaning of applicable laws and regulations and constitute "forward-looking information" within the meaning of applicable securities laws. Any statements contained herein which do not describe historical facts, including statements regarding expectations and beliefs about the future potential and growth of Novelion and expectations about the metreleptin development plan, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, those risks identified in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including under the heading "Risk Factors" in our Annual Report on Form 10-K filed on March 16, 2018, and subsequent filings, with the SEC, available on the SEC's website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect our results of operations and cash flows, which would, in turn, have a significant and adverse impact on our stock price. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we undertake no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

Investors and others should note that we communicate with our investors and the public using our company website, www.novelion.com, including, but not limited to, company disclosures, investor presentations and FAQs, SEC filings, press releases, public conference call transcripts and webcast transcripts. The information that we post on this website could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

CONTACT:

Amanda Murphy, Director, Investor Relations & Corporate Communications
Novelion Therapeutics
857-242-5024
amanda.murphy@novelion.com